Exhibit 10.13(b)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO PATENTS SUB-LICENSE AGREEMENT

This Amendment No. 1 to Patents Sub-License Agreement (“Amendment No. 1”), effective as of 26 May 2020 (“Amendment No. 1 Effective Date”), is entered into by and between LA SOCIETE PULSALYS, a company organized under French Law, having its registered office at [***] (“Pulsalys”), Cobalt Biomedicine, Inc. a Delaware corporation having offices at [***] (“Cobalt”), and Sana Biotechnology, Inc. a Delaware corporation having offices at 188 East Blaine St., Seattle WA, 98102 (“Sana”).

WHEREAS, Pulsalys and Cobalt entered into that certain Patents Sub-License Agreement dated August 16, 2018 (the “Original Agreement”);

WHEREAS, Sana acquired Cobalt effective as of February 14, 2019 pursuant to that certain Agreement and Plan of Merger by and between, inter alia, the Sana and Cobalt dated December 20, 2018, as amended, and Cobalt is a wholly-owned subsidiary of Sana;

WHEREAS, Cobalt wishes to assign the Agreement, and all rights, obligations, and interest therein, to Sana, and Pulsalys wishes to consent to such assignment; and

WHEREAS, the parties wish to otherwise amend the Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.

The term “Agreement” as used in this Amendment No. 1 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, capitalized terms used herein shall have the meaning set forth in the Original Agreement.

2.	Assignment of Agreement from Cobalt to Sana:

a.

Cobalt hereby assigns the Agreement, and all rights, obligations, and interest therein, to Sana, as Affiliate of Cobalt. Pulsalys hereby consents to such assignment. Sana hereby agrees to the terms of the Agreement as if it was Cobalt thereunder and accepts and assumes all rights, obligations, and interest therein. All references to “COBALT” in the Agreement are hereby replaced with “SANA.” The parties agree that the assignment set forth in this Section 2a complies with Section 4.2 of the Agreement.

b.	The definition of “Cobalt” on the cover page of the Agreement is hereby deleted and replaced with the following:

Sana Biotechnology, Inc.

Private company incorporated under the laws of the state of Delaware, USA

Whose registered head-office address is 188 East Blaine Street, Suite 400, Seattle WA, 98102

Represented by its Chief Executive Officer

Henceforth referred to as “SANA”

c.	The contact information set forth in Article 21 for COBALT is hereby deleted and replaced with the following:

For SANA:

Sana Biotechnology, Inc.

188 East Blaine Street, Suite 400

Seattle WA, 98102

Attn: General Counsel

[***]

3.	Article 8 “Maintenance of the Patents” is hereby deleted and replaced in its entirety with the following:

ARTICLE 8 - MAINTENANCE OF THE PATENTS

8.1 [***] shall have the right to obtain, prosecute, file, maintain and defend (“PROSECUTE”) the PATENTS during the entire term of the AGREEMENT. [***] will provide support, assistance and all necessary documents, in full executed form if needed, to [***] or any patent office or regulatory authority for the purpose of enabling [***] to PROSECUTE the PATENTS.

8.2 [***] shall be responsible for its own INTELLECTUAL PROPERTY FEES incurred in connection with the PROSECUTION of the PATENTS. [***] shall reimburse all the INTELLECTUAL PROPERTY FEES, if any, incurred by [***] to [***] during the term of this AGREEMENT.

8.3 Any decisions necessary for the PROSECUTION, extension, and issuing of the PATENTS shall be made by [***], in consultation with [***] which shall be done by any written means such as electronic means. Comments from [***] in respect of material submissions to patent offices will be reasonable considered by [***] with respect to such submissions. The failure for [***] to answer within [***] business days of notice by [***] to [***] for comment, shall be deemed to waive any right to such comment.

[***] will instruct such patent counsel to furnish [***] with copies of all correspondence relating to the PATENTS from the respective patent offices at the same time that such counsel furnishes such correspondence to [***], as well as copies of all proposed responses to such correspondence in a reasonably prompt fashion, but in any event in time for [***] to review and comment on such response prior to submission of such response.

8.4 In the event that [***] decides to stop PROSECUTING all or part of the application(s) or patents in the PATENTS in a given jurisdiction, it shall inform [***], at least [***] days before the next substantive filing requirement or INTELLECTUAL PROPERTY FEES payment deadline. In this case, (i) [***] may continue to PROSECUTE such application(s) or patents in the PATENTS, at its expense in such jurisdiction(s) and conclude with third parties agreements for research or use or exploitation using such PATENTS in the jurisdiction in question, (ii) [***] shall have no right to any refunding of the INTELLECTUAL PROPERTY FEES and (iii) such PATENTS shall be excluded from the AGREEMENT for the jurisdiction in question.

8.5 For clarity, and notwithstanding anything to the contrary, [***] will have the full and exclusive right and discretion to determine and control all filings of requests for patent term extensions, supplementary protection certificates or equivalents thereto in any country in the Territory of any patent included within the PATENTS. Upon request of [***], [***] will provide support, assistance and all necessary documents, in full executed form if needed, to [***] for the purpose of supporting, filing, obtaining and maintaining any such patent term extensions, supplementary protection certificates or equivalents thereto.

4.	Miscellaneous

Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

No provision of this Amendment No. 1 may be amended or otherwise modified except by a writing signed by the parties to this Amendment No. 1. The parties may execute this Amendment No. 1 by electronic signature in counterparts, each of which will be deemed an original, but all of which together constitute one and the same agreement. This Amendment No. 1 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Amendment No. 1 as of the Amendment No. 1 Effective Date.

Cobalt Biomedicine, Inc.		Sana Biotechnology, Inc.

By:	/s/ Nate Hardy	By:	/s/ Nate Hardy
Name: Nate Hardy		Name: Nate Hardy
Title: CFO		Title: CFO
Date: June 16, 2020		Date: June 16, 2020

La Société Pulsalys

By:	/s/ Sophie Jullian
Name: Sophie Jullian
Title: Président
Date: June 15, 2020